                      Securities and Exchange Commission
                            Washington, D.C. 20549



                                   FORM 8-K



                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               February 9, 1995


                         AMERICAN ECOLOGY CORPORATION
                    --------------------------------------
                         (Exact name of registrant as
                           specified in its charter)


   Delaware                        0-11688                        95-3889638
- - - --------------                 --------------                 -----------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                  Identification
incorporation)                                                     Number)



                          5333 Westheimer, Suite 1000
                             Houston, Texas 77056
                          ----------------------------
                   (Address of principal executive offices)



       Registrant's telephone number, including area code (713) 624-1900
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ITEM 5. OTHER EVENTS

    On February 9, 1995, Jack C. Lemley was named chief executive officer, president and chief operating officer of American Ecology Corporation. He succeeds Harry J. Phillips, Jr. who continues as chairman of the board of directors. A copy the Company's press release dated February 9, 1995 is attached hereto as Exhibit A and is incorporated herein by reference.

ITEM 7. EXHIBITS

    Exhibit A. Press Release of American Ecology Corporation dated February 9, 1995.


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN ECOLOGY CORPORATION




Dated February 15, 1995             By: /s/ Stephen W. Travers
                                       -----------------------------------------
                                    Name: Stephen W. Travers
                                         ---------------------------------------
                                    Title: General Counsel and Secretary
                                          --------------------------------------